As filed with the Securities and Exchange Commission on January 30, 2017

Securities Act File No. 333-199089

Investment Company Act of 1940 File No. 811-23002

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 5

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒

Amendment No. 8

Lattice Strategies Trust

(Exact Name of Registrant as Specified in Charter)

101 Montgomery Street, 27th Floor, San Francisco, California 94104

(Address of Principal Executive Offices)

Registrant's Telephone Number: (415) 508-3400

Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808

(Name and Address of Agent for Service)

Copies to:

Kathleen H. Moriaty, Esq.

Arnold & Porter Kaye Scholer LLP

250 West 55th Street

New York, New York 10019

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to Rule 485, paragraph (b)

☐ on _________________ pursuant to Rule 485, paragraph (b)

☐ 60 days after filing pursuant to Rule 485, paragraph (a)(1)

☐ on _________________ pursuant to Rule 485, paragraph (a)(1)

☐ 75 days after filing pursuant to Rule 485, paragraph (a)(2)

☐ on _________________ pursuant to Rule 485, paragraph (a)(2)

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

February 1, 2017

Fund	Ticker
Hartford Multifactor Developed Markets (ex-US) ETF (formerly known as Lattice Developed Markets (ex-US) Strategy ETF)	RODM
Hartford Multifactor Emerging Markets ETF (formerly known as Lattice Emerging Markets Strategy ETF)	ROAM
Hartford Multifactor US Equity ETF (formerly known as Lattice US Equity Strategy ETF)	ROUS
Hartford Multifactor Global Small Cap ETF (formerly known as Lattice Global Small Cap Strategy ETF)	ROGS
Hartford Multifactor REIT ETF (formerly known as Lattice Real Estate Strategy ETF)	RORE

Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

2

Hartford Multifactor Developed Markets (ex-US) ETF

INVESTMENT OBJECTIVE

The Hartford Multifactor Developed Markets (ex-US) ETF (formerly known as Lattice Developed Markets (ex-US) Strategy ETF) (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	0.39%
DISTRIBUTION AND SERVICE (12b-1) FEES	None
TOTAL ANNUAL FUND OPERATING EXPENSES	0.39%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$40	$125	$219	$493

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.37 percent of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the investment results of the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (formerly known as Lattice Risk-Optimized Developed Markets (ex-US) Strategy Index) (LRODMX) (the “Index”), which is designed to address risks and opportunities within developed international economies outside the U.S. by selecting equity securities of companies domiciled within developed international equity markets exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality. The Index seeks to outperform a capitalization-weighted universe over a complete market cycle with up to 15%  less volatility. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Adviser”) takes in the development and management of its strategy indexes. Each strategy index developed by Lattice seeks to address identified risks within each asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk” in all cases, but rather refers to the deliberate and intentional re-allocation of specific risks.

The Index is built with a rules-based, proprietary methodology, which employs a multi-layered risk-controlled approach that seeks to address active risks versus the cap-weighted universe, accounting for size, country, liquidity and volatility risks. Specifically, the Index seeks to de-concentrate individual country and currency risks while emphasizing companies exhibiting persistent risk premia factors. The Index’s components are risk- and factor-adjusted twice annually, with reconstitutions occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2013. The components of the Index, and the degree to which these components represent certain industries, may change over time.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Index but may also reduce some of the risks of active management, such as over concentration in countries and individual equities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80 percent of its assets in securities of the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in securities that, while not included in the Index, Lattice believes will help the Fund track the Index. Under normal conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of developed markets excluding the U.S. To the extent that the Index concentrates (i.e., holds 25 percent or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.

The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com .

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

CURRENCY RISK: Because the Fund’s net asset value per share (the “NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time.

DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

EQUITY SECURITIES RISK: The equity securities in which the Fund invests are subject to changes in value and their values may be more volatile than those of other asset classes.

FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries. In addition, investments in ADRs, GDRs and EDRs may be less liquid and more volatile than the underlying shares in their primary trading market.

GEOGRAPHIC RISK: A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

ISSUER RISK: Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MARKET RISK: The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

SECURITIES LENDING RISK: The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

VALUATION RISK: The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

PERFORMANCE INFORMATION

The bar chart and the table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the past calendar year. The table shows how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-415-315-6600 or visiting our website at www.hartfordfunds.com.

* The performance information shown above is based on a calendar year. The Fund’s total return for the year ended September 30, 2016 was 10.62%.

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

(unaudited)

Best Quarter		Worst Quarter
5.35%	9/30/2016	(7.64)%	9/30/2015

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	Since Inception	Inception Date
Hartford Multifactor Developed Markets (ex-US) ETF (fka Lattice Developed Markets (ex-US) Strategy ETF
Return Before Taxes	3.25%	0.17%	2/25/2015
Return After Taxes on Distributions	2.32%	(0.65)%
Return After Taxes on Distributions and Sale of Fund Shares	2.32%	0.03%

Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (fka, Lattice Risk-Optimized Developed Markets (ex-US) Strategy Index)	3.62%	0.45%	2/25/2015

The after-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Lattice Strategies LLC serves as the investment adviser to the Fund.

SUB-ADVISER

Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are as follows:
Sub-Adviser:

•	Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 100,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantage account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Lattice or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hartford Multifactor Emerging Markets ETF

INVESTMENT OBJECTIVE

The Hartford Multifactor Emerging Markets ETF (formerly known as Lattice Emerging Markets Strategy ETF) (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	0.59%
DISTRIBUTION AND SERVICE (12b-1) FEES	None
TOTAL ANNUAL FUND OPERATING EXPENSES	0.59%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.48 percent of the average value of its portfolio. The portfolio turnover rate increased from 2015 primarily due to the rebalancing of the underlying index that the Fund seeks to track.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the investment results of the Hartford Risk-Optimized Multifactor Emerging Markets Index (formerly known as Lattice Risk-Optimized Advancing Markets Strategy Index) (LROAMX) (the “Index”), which is designed to balance risks and opportunities within equity markets of emerging economies while emphasizing constituents exhibiting a favorable combination of factor characteristics.

The starting universe of the Index is comprised of companies domiciled within emerging market countries representing 70 percent of the market capitalization of each country. Overall, the strategy-driven index provides risk-balanced exposure to smaller, generally faster-growing emerging economies within a similar risk profile of a capitalization-weighted approach. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Adviser”) takes in the development and management of its strategy indexes. Each strategy index developed by Lattice seeks to address identified risks within each asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk” in all cases, but rather refers to the deliberate and intentional re-allocation of specific risks.

The Index is built with a rules-based, proprietary methodology, which employs a multi-layered risk allocation approach that seeks to balance risk across all countries in the universe. From the risk-balanced baseline, the methodology emphasizes companies with favorable relative value, momentum, and quality/profitability characteristics. The Index’s components are risk- and factor-adjusted twice annually, with reconstitutions occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2013.The components of the Index, and the degree to which these components represent certain industries, may change over time.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Index but may also reduce some of the risks of active management, such as over concentration in individual countries or securities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80 percent of its assets in securities of the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in securities that, while not included in the Index, Lattice believes will help the Fund track the Index. Under normal conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of issuers in emerging markets. Emerging markets are considered to be those countries with economies exhibiting growing liquidity, increasing stability and infrastructure which are not yet considered to be developed markets. To the extent that the Index concentrates (i.e., holds 25 percent or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.

The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com .

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

CURRENCY RISK: Because the Fund’s net asset value per share (the “NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time.

CUSTODY RISK: Emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

EQUITY SECURITIES RISK: The equity securities in which the Fund invests are subject to changes in value and their values may be more volatile than those of other asset classes.

FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries. In addition, investments in American Depositary Receipts and Global Depositary Receipts may be less liquid and more volatile than the underlying shares in their primary trading market.

GEOGRAPHIC RISK: A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

ISSUER RISK: Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MARKET RISK: The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISK: The Fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

SECURITIES LENDING RISK: The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

VALUATION RISK: The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

PERFORMANCE INFORMATION

The bar chart and the table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the past calendar year. The table shows how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-415-315-6600 or visiting our website at www.hartfordfunds.com.

* The performance information shown above is based on a calendar year. The Fund’s total return for the year ended September 30, 2016 was 12.20%.

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

(unaudited)

Best Quarter		Worst Quarter
9.61%	3/31/2016	(17.30)%	9/30/2015

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	Since Inception	Inception Date
Hartford Multifactor Emerging Markets ETF (fka Lattice Emerging Markets Strategy ETF)
Return Before Taxes	8.23%	(8.38)%	2/25/2015
Return After Taxes on Distributions	7.86%	(8.71)%
Return After Taxes on Distributions and Sale of Fund Shares	5.17%	(6.20)%

Hartford Risk-Optimized Multifactor Emerging Markets Index (fka Lattice Risk-Optimized Advancing Markets Strategy Index)	9.11%	(7.63)%	2/25/2015

The after-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Lattice Strategies LLC serves as the investment adviser to the Fund.

SUB-ADVISER

Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Sub-Adviser:

•	Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 100,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantage account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Lattice or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hartford Multifactor US Equity ETF

INVESTMENT OBJECTIVE

Hartford Multifactor US Equity ETF (formerly known as Lattice US Equity Strategy ETF) (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	0.29%
DISTRIBUTION AND SERVICE (12b-1) FEES	None
TOTAL ANNUAL FUND OPERATING EXPENSES	0.29%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$30	$93	$163	$368

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.68 percent of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the investment results of the Hartford Risk-Optimized Multifactor US Equity Index (formerly known as Lattice Risk-Optimized US Equity Strategy Index) (LROUSLX) (the “Index”), which seeks to improve returns through a market cycle relative to traditional cap-weighted U.S. equity market indices and active U.S. equity market strategies.

The Index seeks to (1) lower concentration among individual stock exposures, and (2) enhance returns by improving the factor-attributes of the portfolio along the dimensions of value, quality, and momentum. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution occurring in March and a rebalance in September. The Index was established with a base value of 1,000 on December 31, 2013. The components of the Index, and the degree to which these components represent certain industries, may change over time. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Adviser”) takes in the development and management of its strategy indexes. Each strategy index developed by Lattice seeks to address identified risks within each asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk” in all cases, but rather refers to the deliberate and intentional re-allocation of specific risks.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80 percent of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in securities not included in the Index, but which the portfolio managers believe will help the Fund track the Index. Under normal conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of issuers of U.S. companies. To the extent that the Index concentrates (i.e., holds 25 percent or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.

The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com .

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

EQUITY SECURITIES RISK: The equity securities in which the Fund invests are subject to changes in value and their values may be more volatile than those of other asset classes.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

ISSUER RISK: Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

MARKET RISK: The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISK: The Fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

SECURITIES LENDING RISK: The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

PERFORMANCE INFORMATION

The bar chart and the table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the past calendar year. The table shows how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-415-315-6600 or visiting our website at www.hartfordfunds.com.

* The performance information shown above is based on a calendar year. The Fund’s total return for the year ended September 30, 2016 was 9.01%.

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

(unaudited)

Best Quarter		Worst Quarter
6.22%	12/31/2016	(5.74)%	9/30/2015

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	Since Inception	Inception Date
Hartford Multifactor US Equity ETF (fka Lattice US Equity Strategy ETF)			2/25/2015
Return Before Taxes	11.34%	3.81%
Return After Taxes on Distributions	10.78%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	2.87%

Hartford Risk-Optimized Multifactor US Equity Index (fka Lattice Risk-Optimized US Equity Strategy Index)	11.86%	4.00%	2/25/2015

The after-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Lattice Strategies LLC serves as the investment adviser to the Fund.

SUB-ADVISER

Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Sub-Adviser:

•	Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantage account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Lattice or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hartford Multifactor Global Small Cap ETF

INVESTMENT OBJECTIVE

The Hartford Multifactor Global Small Cap ETF (formerly known as Lattice Global Small Cap Strategy ETF) (the “Fund”) seeks to provide seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	0.55%
DISTRIBUTION AND SERVICE (12b-1) FEES	None
ACQUIRED FUND FEES AND EXPENSES[1]	0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.56%

1 “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the securities of investment vehicles. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”).

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$57	$179	$313	$701

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.19 percent of the average value of its portfolio. The portfolio turnover rate increased from 2015 primarily due to the rebalancing of the underlying index that the Fund seeks to track.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the investment results of the Hartford Risk-Optimized Multifactor Global Small Cap Index (formerly known as Lattice Risk-Optimized Global Small Cap Strategy Index) (LROGSX) (the “Index”), which is designed to address risks and opportunities within the global small cap universe by selecting equity securities of companies exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality. The Index seeks to outperform a capitalization-weighted universe over a complete market cycle with up to 15%  less volatility.

The Index is built with a rules-based, proprietary methodology, which employs a multi-layered risk-controlled approach that seeks to address the active risks versus the cap-weighted universe, accounting for country, liquidity and volatility risks. Specifically, the Index seeks to select companies exhibiting attractive risk premia profiles while managing overall volatility levels and active risks. The Index’s components are risk- and factor-adjusted twice annually, with reconstitution and rebalance occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2013. The capitalization range of the Index was $300 million to $8.9 billion as of December 31, 2016. The components of the Index, and the degree to which these components represent certain industries, may change over time. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Adviser”) takes in the development and management of its strategy indexes. Each strategy index developed by Lattice seeks to address identified risks, within each asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk” in all cases, but rather refers to the deliberate and intentional re-allocation of specific risks.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80 percent of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by Lattice, as well as in securities not included in the Index, but which the portfolio managers believe will help the Fund track the Index. Under normal conditions, at least 40 percent of the Fund’s holdings will be securities (i) issued by issuers organized or located outside the U.S., (ii) issuers which primarily trade in market located outside the U.S., (iii) issuers doing a substantial amount of business outside the U.S. or (iv) issuers that have at least 50 percent of their sales or assets outside the U.S. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines. To the extent that the Index concentrates (i.e., holds 25 percent or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Index.

The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com .

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

CURRENCY RISK: Because the Fund’s net asset value per share (the “NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time.

CUSTODY RISK: Emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

EQUITY SECURITIES RISK: The equity securities in which the Fund invests are subject to changes in value and their values may be more volatile than those of other asset classes.

FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries. In addition, investments in ADRs, GDRs and EDRs may be less liquid and more volatile than the underlying shares in their primary trading market.

FUND OF FUNDS RISK: To the extent that the Fund invests in other investment companies, such as closed-end or ETFs, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

GEOGRAPHIC RISK: A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

ISSUER RISK: Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MARKET RISK: The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISK: The Fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

SECURITIES LENDING RISK: The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

VALUATION RISK: The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

PERFORMANCE INFORMATION

The bar chart and the table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the past calendar year. The table shows how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-415-315-6600 or visiting our website at www.hartfordfunds.com.

* The performance information shown above is based on a calendar year. The Fund’s total return for the year ended September 30, 2016 was 15.05%.

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

(unaudited)

Best Quarter		Worst Quarter
7.56%	9/30/2016	(8.80)%	9/30/2015

Average Annual Total Returns

(For the periods ended December 31, 2016)

	1 Year	Since Inception	Inception Date
Hartford Multifactor Global Small Cap ETF (fka Lattice Global Small Cap Strategy ETF)
Return Before Taxes	15.37%	4.95%	3/23/2015
Return After Taxes on Distributions	14.64%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	3.63%

Hartford Risk-Optimized Multifactor Global Small Cap Index (fka Lattice Risk-Optimized Global Small Cap Strategy Index)	16.05%	5.62%	3/23/2015

The after-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Lattice Strategies LLC serves as the investment adviser to the Fund.

SUB-ADVISER

Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Sub-Adviser:

•	Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.
•	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 100,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantage account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Lattice or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hartford Multifactor REIT ETF

INVESTMENT OBJECTIVE

The Hartford Multifactor REIT ETF (formerly known as Lattice Real Estate Strategy ETF) (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	0.45%
DISTRIBUTION AND SERVICE (12b-1) FEES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.45%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate is not included because the Fund did not commence operations until after the most recent fiscal year end.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the investment results of the Hartford Risk-Optimized Multifactor REIT Index (formerly known as Lattice Risk-Optimized Real Estate Strategy Index) (LROREX) (the “Index”), which is designed to capture the income and growth potential of investing within the U.S. REIT universe. The Strategy selects equity securities of REITs exhibiting a favorable combination of factor characteristics, including quality, momentum, and value.

The Index is built with a rules-based, proprietary methodology, which employs a multi-layered risk-controlled approach that seeks to improve diversification and manage risks versus the cap-weighted universe. Specifically, the Index seeks to select companies exhibiting attractive risk premia profiles while managing overall volatility levels and active risks. The Index’s components are risk- and factor-adjusted twice annually, with reconstitution and rebalance occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2015. The components of the Index, and the degree to which these components represent certain industries, may change over time. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Adviser”) takes in the development and management of its strategy indexes. Each strategy index developed by Lattice seeks to address identified risks, within each asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk” in all cases, but rather refers to the deliberate and intentional re-allocation of specific risks.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80 percent of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in securities not included in the Index, but which the portfolio manager believe will help the Fund track the Index. Under normal conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of REITs. To the extent that the Index concentrates (i.e., holds 25 percent or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.

The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com .

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

EQUITY SECURITIES RISK: The equity securities in which the Fund invests are subject to changes in value and their values may be more volatile than those of other asset classes.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

ISSUER RISK: Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

MARKET RISK: The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

MARKET TRADING RISK: The Fund is a new fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

REAL ESTATE SECTOR RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, a REIT could fail to qualify for favorable tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and could fail to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended.

SECURITIES LENDING RISK: The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

These events could also trigger adverse tax consequences for the Fund.

VALUATION RISK: The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

PERFORMANCE INFORMATION

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Lattice Strategies LLC serves as the investment adviser to the Fund.

SUB-ADVISER

Mellon Capital Management Corporation serves as the sub-adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Sub-Adviser:

•	Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2016.
•	Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2016.
•	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 100,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantage account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Lattice or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS

This Prospectus contains important information about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.hartfordfunds.com .

Lattice is the investment adviser to each Fund. Shares of each Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of a Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. Each Fund is designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, Shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while each Fund is an actual investment portfolio. The performance of each Fund and the Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Index. Each Fund intends to invest in its respective index through “Replication”, which is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Each Fund does not intend to borrow money in order to leverage its portfolio. Each Fund has adopted a non-fundamental investment restriction such that, under normal market conditions, any borrowings by the Fund will not exceed 10 percent of the Fund’s net assets.

Lattice uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

As Fund cash flows permit, the Adviser may use cash flows to adjust the weights of a Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its underlying Index.

To the extent the Adviser to the Funds makes investments on behalf of the Funds that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration as a commodity pool operator under the CEA.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency, or by Lattice or any of its affiliates.

Each of the policies described herein, including each Fund’s investment objective and its underlying Index, constitute non-fundamental policies and may be changed by the Board of Trustees of Lattice Strategies Trust (the “Trust”) without shareholder approval. Certain fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (the “SAI”) under “Investment Restrictions.”

OTHER RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

CURRENCY RISK [Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF, and Hartford Multifactor Global Small Cap ETF only]: Because each Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which a Fund invests depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings in that market increases. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

CUSTODY RISK [Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Global Small Cap ETF only]: Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

DERIVATIVE RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to credit risk because a Fund could lose money when a contracting party is unable to meet its contractual obligations in a timely manner or negative perceptions of a contracting party’s ability to meet its obligations cause the derivative to decline in value.

EMERGING MARKETS RISK [Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Global Small Cap ETF only]: Some foreign markets in which the Funds may invest are considered to be emerging markets. Investment in these emerging markets subjects the Funds to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in developed markets. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to a Fund’s investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund’s shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

EQUITY INVESTING RISK: An investment in each Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

EQUITY SECURITIES RISK: Each Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

FUND OF FUNDS RISK [Hartford Multifactor Emerging Markets ETF only]: To the extent that the Fund invests in other investment companies such as closed-end or ETFs, it bears its pro rata share of these investment companies’ expense, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FOREIGN INVESTMENT RISK [Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF, and Hartford Multifactor Global Small Cap ETF only]: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

FOREIGN SECURITIES. A Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Many GDRs are issued by companies in emerging markets. Investment in ADRs, GDRs and EDRs may be less liquid and more volatile than the underlying shares in their primary trading market.

DEPOSITARY RECEIPTS MAY BE “SPONSORED” OR “UNSPONSORED.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

DEPOSITARY RECEIPTS MAY BE UNREGISTERED AND UNLISTED. A Fund’s investments may also include ADRs, GDRs and EDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs or GDRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

FOREIGN SECURITIES INVOLVE SPECIAL RISKS AND COSTS. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in securities of foreign issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of a Fund’s securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

POLITICAL AND ECONOMIC RISK. The Funds are subject to foreign political and economic risk not associated with investments in securities of U.S. issuers, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause a Fund’s investments to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

GEOGRAPHIC RISK [Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF, and Hartford Multifactor Global Small Cap ETF only]: Some of the markets in which the Funds invest are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas, causing an adverse impact on the value of a Fund.

INDEX TRACKING RISK: There is a risk that the performance of each Fund may diverge from performance of the respective Index as a result of tracking error. Tracking error may occur because of differences between the securities held in a Fund’s portfolio and those included in the Index. Tracking error may also occur because of pricing differences, transaction costs, a Fund holding uninvested cash, differences in the timing of the accrual of dividends, changes to the Index or the costs of complying with various new or existing regulatory requirements. Additionally, tracking error may result because a Fund incurs fees and expenses, while the Index does not.

ISSUER RISK: The performance of each Fund depends on the performance of individual securities to which a Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LARGE CAP RISK [Hartford Multifactor US Equity ETF only]: The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

MARKET RISK: Each Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISK:

ABSENCE OF ACTIVE MARKET. Although Shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants.

RISK OF SECONDARY LISTINGS. Each Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such stock exchange or in any market or that a Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. Each Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISK. Shares of each Fund may trade in the secondary market at times when a Fund does not accept orders to purchase or redeem Shares. At such times, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when a Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of each Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of each Fund trade on stock exchanges at prices at, above or below a Fund’s most recent NAV. The NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings. The trading price of a Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund Shares and the underlying value of each Fund’s portfolio holdings or NAV. As a result, the trading prices of a Fund’s Shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because Shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), Lattice believes that large discounts or premiums to the NAV of a Fund are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it more likely that a Fund’s Shares normally will trade on stock exchanges at prices close to a Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors.

In addition, disruptions to creations and redemptions, including disruptions at market makers or Authorized Participants, or to market participants or during periods of significant market volatility, may result in trading prices for Shares of a Fund that differ significantly from its NAV.

NON-DIVERSIFICATION RISK [Hartford Multifactor REIT ETF only]: The Fund that is classified as “non-diversified” means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests in assets in fewer issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers.

PASSIVE STRATEGY/INDEX RISK: The Funds are not actively managed and may be affected by a general decline in market segments related to their respective Index. Each Fund invests in securities included, in, or representative of, the Index, regardless of their investment merits. Additionally, Lattice generally does not attempt to take defensive positions under any market conditions, including declining markets.

REAL ESTATE SECTOR RISK [Hartford Multifactor REIT ETF only]: The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) or real estate holding companies, which exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. The U.S. residential and commercial real estate markets may and have experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect Fund performance.

CONCENTRATION RISK. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type.

EQUITY REITs RISK. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

INTEREST RATE RISK. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations.

LEVERAGE RISK. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Leveraging may also increase repayment risk.

LIQUIDITY RISK. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

OPERATIONAL RISK. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

PROPERTY RISK. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

REGULATORY RISK. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate.

REPAYMENT RISK. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.

U.S. TAX RISK. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. Specifically, a REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures.

SECURITIES LENDING RISK: Each Fund may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

SMALL CAP RISK [Hartford Multifactor US Equity ETF and Hartford Multifactor Global Small Cap ETF only]: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

U.S. TAX RISK: To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, each Fund must satisfy certain income, asset diversification, and distribution requirements. If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. The tax treatment of certain derivatives is unclear for purpose of determining a Fund’s tax status.

In addition, a Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, hedging transactions, forward contracts and swap contracts, will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. A Fund’s use of such transactions may result in such Fund realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions.

VALUATION RISK: The sale price each Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Funds do not price its Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. In addition, for purposes of calculating each Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by Lattice. This conversion may result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Index.

NON-PRINCIPAL RISKS

ASIAN ECONOMIC RISK [Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF, and Hartford Multifactor Global Small Cap ETF only]: Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund’s investments.

ASSET CLASS RISK: The securities in each Index or in a Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

BORROWING MONEY: Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Funds may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3 percent of its total assets (not including temporary borrowings not in excess of 5 percent of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by a Fund will not exceed 10 percent of the Fund’s total assets. Borrowing may exaggerate changes in the net asset value of Fund Shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

CENTRAL AND SOUTH AMERICAN ECONOMIC RISK [Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Global Small Cap ETF only]: The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.

CONTINUOUS OFFERING: The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

COSTS OF BUYING OR SELLING SHARES: Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

EUROPEAN ECONOMIC RISK [Hartford Multifactor Developed Markets (ex-US) ETF and Hartford Multifactor Global Small Cap ETF only]: The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

INDEX-RELATED RISK: Each Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what each Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that each Index will be in line with their described index methodology. Lattice’s mandate as described in this Prospectus is to manage each Fund consistently with the respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore, gains, losses or costs associated with an Index’s errors will generally be borne by a Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to a Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.

Apart from scheduled rebalances, Lattice may carry out additional ad hoc rebalances to each Index in order, for example, to correct an error in the selection of index constituents. Where an Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Unscheduled rebalances to the Index may also expose a Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice to an Index may increase the costs and market exposure risk of a Fund.

INDUSTRY CONCENTRATION RISK: A Fund will not invest 25 percent or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investment to approximately the same extent as its Index. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

INVESTMENT STYLE RISK [Hartford Multifactor REIT ETF, Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor US Equity ETF and Hartford Multifactor Emerging Markets ETF only]: Funds that have not been designated as a “large cap” or “small cap,” fund may nonetheless invest in companies that fall within a particular investment style from time to time. Risks associated with these types of companies are set forth below:

GROWTH RISK. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

LARGE CAP RISK. Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

MICRO CAP RISK. Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

MID CAP RISK. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

SMALL CAP RISK. Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

VALUE RISK. A “value” style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

LENDING SECURITIES: Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3 percent) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

SECURITY RISK [Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Global Small Cap ETF only]: Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.

STRUCTURAL RISK [Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Global Small Cap ETF only]: Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

ECONOMIC RISK. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

EXPROPRIATION RISK. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

POLITICAL AND SOCIAL RISK. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Some countries and regions in which the Fund invests have experienced terrorist violence. Unanticipated political or social developments may result in sudden and significant investment losses.

MANAGEMENT

BOARD OF TRUSTEES. The Board of Trustees of the Trust is responsible for overseeing the management and business affairs of the Funds. The Board oversees the operations of the Funds by its officers. The Board also reviews management of each Fund’s assets by the investment adviser and sub-adviser. Information about the Board of Trustees and executive officers of the Funds is contained in the SAI.

ADVISER. Lattice Strategies LLC (“Lattice” or the “Adviser”), a wholly-owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”) serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. Lattice has been a registered investment adviser since 2004. As the adviser, Lattice provides an investment management program for each Fund and manages the investment of the Funds’ assets. As of December 31, 2016, the Adviser and HFMC managed approximately $78 billion in combined assets. The Adviser’s principal business address is 101 Montgomery Street, 27th Floor, San Francisco, California 94104.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fee set forth below, which is based on a percentage of the respective Fund’s average daily net assets.

Hartford Multifactor Developed Markets (ex-US) ETF	0.39%
Hartford Multifactor Emerging Markets ETF	0.59%
Hartford Multifactor U.S. Equity ETF	0.29%
Hartford Multifactor Global Small Cap ETF	0.55%
Hartford Multifactor REIT ETF	0.45%

Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Adviser hereunder. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The Adviser has agreed to waive the management fee payable in respect of a Fund if such Fund invests all (or substantially all) of its assets in a single, registered open-end management investment company as part of a “master-feeder” structure in accordance with Section 12(d)(1)(E) under the 1940 Act. At this time, no Fund operates as a feeder fund in a master-feeder structure.

A discussion regarding the Board’s consideration on December 8, 2016 of the Investment Advisory Agreement and Investment Sub-Advisory Agreement will be available in the Funds’ Semi-Annual Report to Shareholders for the period year ended March 31, 2017.

The Adviser relies on an exemptive order from the SEC for each Fund under which it uses a “Manager of Managers” structure. The Adviser has responsibility, subject to oversight by the Board of Trustees, to oversee sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits the Adviser to appoint a sub-adviser not affiliated with the Adviser with the approval of the Board of Trustees and without obtaining approval from the respective Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, the Adviser anticipates applying for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Adviser, on behalf of a Fund and subject to the approval of the Board of Trustees, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser. As with the Order, the New Order would require the respective Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order.

Although no Fund currently utilizes a Manager of Managers structure, shareholders of the Funds have prospectively approved the operation of the Funds under any “Manager of Managers” structure, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Funds will continue to rely on the Current Relief until the SEC grants the New Order.

SUB-ADVISER. Pursuant to an investment sub-advisory agreement with Lattice, Mellon Capital Management Corporation (“Mellon Capital” or the “Sub-Adviser”) serves as the sub-adviser to each Fund and shall make investment decisions, and buy and sell securities for each Fund. For its services to the Funds, the Sub-Adviser is compensated by Lattice. The Sub-Adviser has been registered investment adviser since 1983 and is owned by BNY Mellon. As of December 31, 2016, the Sub-Adviser managed approximately $341 billion in assets. The Sub-Adviser’s principal business address is 50 Fremont Street, Suite 3900, San Francisco, California 94105.

PORTFOLIO MANAGERS. Each Fund is managed by the portfolio managers listed below

Entity	Portfolio Manager	Positions Over the Past Five Years

Mellon Capital Management Corporation	Richard A. Brown, CFA	Managing Director, Senior Portfolio Manager and Team Leader of the Equity Portfolio Management Team at Mellon Capital. Mr. Brown received his M.B.A. from California State University at Hayward and has 20 years of investment experience.

	Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager and Team Leader of the Equity Portfolio Management Team at Mellon Capital. Mr. Durante received his B.A. from Fairfield University, Accounting and has 33 years of investment experience.

	Karen Q. Wong, CFA	Managing Director and Head of Equity Portfolio Management at Mellon Capital. Ms. Wong received her M.B.A. from San Francisco State University, Finance and has 16 years of investment experience.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company is the Administrator for the Funds, the Custodian for each Fund’s assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street is the securities lending agent for the Funds. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR. ALPS Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions, upon direction from the Fund and/or Adviser, for the sale of Creation Units of Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Arnold & Porter Kaye Scholer LLP serves as legal counsel to the Trust and the Funds.

INDEX/TRADEMARK LICENSES

Lattice, the Index Provider, is affiliated with the Trust and the Adviser. The Adviser has entered into license agreements with the Index Provider pursuant to which the Adviser pays a fee to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the NYSE Arca, Inc. and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer and the price may be higher or lower than the Fund’s NAV. Your purchase or redemption of a Creation Unit will be priced at NAV (an option only available to certain authorized broker-dealers). The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE Arca may close early on the business day before certain holidays and on the day after Thanksgiving Day. The NYSE Arca holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the NYSE Arca at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of a Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at www.hartfordfunds.com.

The NYSE Arca will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Funds. The IOPV calculations are estimates of the value of the Funds’ net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur.

This should not be viewed as a “real-time” update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the NYSE Arca at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

BOOK ENTRY. Shares of each Fund are held in book-entry form and no stock certificates are issued. The Depository Trust Company (“DTC”), through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide

DISTRIBUTIONS, DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund’s net income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, for the Funds generally are distributed to shareholders annually, but may vary significantly from period to period. Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Distributions which are reinvested nevertheless will be taxable to the same extent as if such distributions had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the Internal Revenue Code, U.S. Treasury Department regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date of this Prospectus and all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Internal Revenue Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, and does not address the consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, those who hold Fund Shares through an IRA, 401(k) plan or other tax-advantage account, and, except to the extent discussed below, “non-U.S. shareholders” (as defined below). This summary also does not discuss any aspect of U.S. state, local, estate, gift or non-U.S. tax law. This discussion is not intended or written to be legal or tax advice to any shareholder in a Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, and local, and non-U.S. tax consequences of investing in Fund Shares, based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country or other taxing jurisdiction. The following information supplements, and should be read in conjunction with, the section in the SAI entitled “Taxation.”

TAX TREATMENT OF A FUND

Each Fund intends to qualify and elect to be treated as a separate “regulated investment company” (a “RIC”) under the Internal Revenue Code. To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90 percent of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Internal Revenue Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that the Funds will qualify for the special tax treatment accorded to RICs.

A Fund will be subject to a 4 percent excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year,

98.2 percent of its capital gain net income for the twelve months ended October 31 of such year, plus 100 percent of any undistributed amounts from prior years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. Each Fund intends to make distributions necessary to avoid this 4 percent excise tax although there can be no assurance that it will be able to do so.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, a Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

TAX TREATMENT OF FUND SHAREHOLDERS

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition or Fund Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, “qualified dividend income”) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. To the extent designated as capital gain dividends by a Fund, distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualified dividend income are, to the extent of a Fund’s current and accumulated earnings and profits, taxed to certain non-corporate Fund shareholders at the rates generally applicable to long-term capital gain, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. Substitute payments received on Fund Shares that are lent out will be ineligible for being reported as qualified dividend income.

Each Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and generally as capital gain thereafter.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8 percent Medicare tax on “net investment income” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs) or more than 50 percent of a Fund’s total assets at the end of a taxable year consist of non-U.S. stock or securities, the Fund may elect to “pass through” to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal income tax), subject to certain limitations.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale or exchange of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

With respect to non-U.S. shareholders of a Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30 percent (or at a lower rate established under an applicable tax treaty), subject to certain exceptions for “interest-related dividends” and “short-term capital gain dividends” discussed below. U.S. federal withholding tax generally will not apply to any gain realized by a non-U.S. shareholder in respect of a Fund’s net capital gain. Special rules apply with respect to dividends of a Fund that are attributable to gain from the sale or exchange of “U.S. real property interests.”

In general, all “interest-related dividends” and “short-term capital gain dividends” (each defined below) will not be subject to U.S. federal withholding tax, provided that the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and that the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by a Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10 percent shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by a Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, a Fund may treat such dividends in whole or in part, as ineligible for these exemptions from withholding.

In general, subject to certain exceptions, non-U.S. shareholders will not be subject to U.S. federal income or withholding tax in respect of a sale or other disposition of Shares of a Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholding (discussed below), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Back-Up Withholding.

A Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in a Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a current rate of 28 percent from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30 percent withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (NFFE”) unless such NFFE provides certain information about certain of its direct and indirect “substantial U.S. owners” to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

A Fund may be required to impose a 30 percent withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. A Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. A Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

For a more detailed tax discussion regarding an investment in the Funds, and for special tax treatment on the sale and distribution by certain Funds, please see the section of the SAI entitled “Taxation.”

GENERAL INFORMATION

Lattice Strategies Trust was organized as a Delaware statutory trust on April 15, 2014. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

The Trust and the Funds have received SEC Exemptive relief from Section 12(d)(1) of the 1940 Act to operate one or more Funds as “Fund of Funds” so that it may invest in other ETFs and funds above the limits set forth in Section 12(d)(1), subject to certain conditions.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of a Fund’s Shares was greater than the Fund’s NAV per Share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per Share (i.e., at a discount) for various time periods is available by visiting the Funds’ website at www.hartfordfunds.com.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

DISTRIBUTION PLAN

Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25 percent of each Fund’s average daily net assets may be made for the sale and distribution of its Shares. Effective December 12, 2014, the Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the NYSE Arca, Inc. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period since each Fund's inception. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2016 has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. The information for the fiscal year ended October 31, 2015 has been audited by another independent registered public accounting firm. The financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information. Information is not set forth below for Hartford Multifactor REIT ETF, as such Fund had not commenced operations as of the reporting period ended September 30, 2016.

LATTICE STRATEGIES TRUST
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

	Lattice Developed Markets (ex-US) Strategy ETF			Lattice Emerging Markets Strategy ETF
	Year Ended September 30, 2016	Period Ended September 30, 2015 (a)		Year Ended September 30, 2016	Period Ended September 30, 2015 (a)
Net Asset Value, beginning of year	$22.84	$25.00		$19.68	$25.00
Income from Investment Operations:
Net investment income (b)	0.70	0.55		0.45	0.44
Net realized and unrealized gain (loss)	1.70	(2.35)		1.91	(5.55)
Total from Investment Operations	2.40	(1.80)		2.36	(5.11)
Less Distributions:
Net investment income	(0.64)	(0.36)		(0.42)	(0.21)
Net Asset Value, end of year	$24.60	$22.84		$21.62	$19.68
Total Return (c)	10.62%	(7.36)%		12.20%	(20.59)%
Market Price Return	10.61%	(6.84)%		14.08%	(20.59)%
Ratios/Supplemental Data:
Net Assets, end of year (000’s omitted)	$34,440	$27,406		$23,786	$19,685
Ratio to average net assets of:
Gross expenses	0.58%	0.50	%(d)	0.76%	0.65	%(d)
Net expenses	0.50%	0.50	%(d)	0.65%	0.65	%(d)
Net investment income	2.97%	3.75	%(d)	2.22%	3.23	%(d)
Portfolio turnover rate (e)	54.37%	41.81	%(f)	49.48%	17.28	%(f)

(a)	The Fund commenced operations on February 25, 2015.

(b)	Based on average shares outstanding during the period.

(c)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

(f)	Not annualized.

LATTICE STRATEGIES TRUST
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

	Lattice Global Small Cap Strategy ETF			Lattice US Equity Strategy ETF
	Year Ended September 30, 2016	Period Ended September 30, 2015 (a)		Year Ended September 30, 2016	Period Ended September 30, 2015 (b)
Net Asset Value, beginning of year	$22.69	$25.00		$22.90	$25.00
Income from Investment Operations:
Net investment income (c)	0.60	0.44		0.52	0.26
Net realized and unrealized gain (loss)	2.76	(2.54)		1.53	(2.11)
Total from Investment Operations	3.36	(2.10)		2.05	(1.85)
Less Distributions:
Net investment income	(0.59)	(0.21)		(0.51)	(0.25)
Net Asset Value, end of year	$25.46	$22.69		$24.44	$22.90
Total Return (d)	15.05%	(8.50)%		9.01%	(7.46)%
Market Price Return	14.92%	(7.89)%		9.15%	(7.54)%
Ratios/Supplemental Data:
Net Assets, end of year (000’s omitted)	$10,185	$6,807		$28,111	$22,900
Ratio to average net assets of:
Gross expenses	0.83%	0.60	%(e)	0.44%	0.35	%(e)
Net expenses	0.60%	0.60	%(e)	0.35%	0.35	%(e)
Net investment income	2.54%	3.44	%(e)	2.22%	1.82	%(e)
Portfolio turnover rate (f)	62.19%	43.87	%(g)	50.68%	37.92	%(g)

(a)	The Fund commenced operations on March 23, 2015.

(b)	The Fund commenced operations on February 25, 2015.

(c)	Based on average shares outstanding during the period.

(d)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

(g)	Not annualized.

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the Fund’s last fiscal year, as applicable. The SAI and the financial statements included in the Trust’s annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by visiting the Funds’ website at www.hartfordfunds.com or by calling the following number:

INVESTOR INFORMATION: 1-415-315-6600

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Funds by writing to Lattice Strategies LLC at 101 Montgomery Street, 27th Floor, San Francisco, California 94104 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s Investment Company Act No. 811-23002

LATTICE STRATEGIES TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2017

This Statement of Additional Information (“SAI”) is not a Prospectus. With respect to each of the Trust’s series listed below, this SAI should be read in conjunction with the Prospectus dated February 1, 2017 as may be revised from time to time.

Fund	Ticker
Hartford Multifactor Developed Markets (ex-US) ETF (Formerly known as Lattice Developed Markets (ex-US) Strategy ETF)	RODM
Hartford Multifactor Emerging Markets ETF (Formerly known as Lattice Emerging Markets Strategy ETF)	ROAM
Hartford Multifactor US Equity ETF (Formerly known as Lattice U.S. Equity Strategy ETF)	ROUS
Hartford Multifactor Global Small Cap ETF (Formerly known as Lattice Global Small Cap Strategy ETF)	ROGS
Hartford Multifactor REIT ETF (Formerly known as Lattice Real Estate Strategy ETF)	RORE

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc. (“NYSE Arca”)

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust’s next Annual Report to Shareholders may be obtained without charge by writing to ALPS Distributors, Inc., the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, by visiting the Trust’s website at https://www.hartfordfunds.com/ or by calling 1-415-315-6600.

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each a “Fund” and, collectively, “Funds”). The Trust was organized as a Delaware statutory trust on April 15, 2014. The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (“Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond to the total return, of a specified market index (each an “Index” and together the “Indexes”). Lattice Strategies LLC (“Lattice” or the “Adviser”), a wholly-owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”), serves as the investment adviser for each Fund. Mellon Capital Management Corporation (“Mellon Capital” or the “Sub-Adviser,” and together with the Adviser, “Advisers”) serves as the investment sub-adviser for each Fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (“Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of 100,000 Shares (except for the Hartford Multifactor US Equity ETF which is 50,000 Shares), as set forth in the Prospectus.

Shares may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

Effective October 24, 2016, the names of certain Funds have changed as follows:

Old Fund Name	New Fund Name
Lattice Developed Markets (ex-US) Strategy ETF	Hartford Multifactor Developed Markets (ex-US) ETF
Lattice Emerging Markets Strategy ETF	Hartford Multifactor Emerging Markets ETF
Lattice US Equity Strategy ETF	Hartford Multifactor US Equity ETF
Lattice Global Small Cap Strategy ETF	Hartford Multifactor Global Small Cap ETF
Lattice Real Estate Strategy ETF	Hartford Multifactor REIT ETF

Effective October 24, 2016, the names of certain of the Funds’ underlying Indices have changed as follows:

New Fund Name	Old Index Name	New Index Name
Hartford Multifactor Developed Markets (ex-US) ETF	Lattice Risk-Optimized Developed Markets (ex-US) Strategy Index	Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index
Hartford Multifactor Emerging Markets ETF	Lattice Risk-Optimized Advancing Markets Strategy Index	Hartford Risk-Optimized Multifactor Emerging Markets Index
Hartford Multifactor US Equity ETF	Lattice Risk-Optimized US Equity Strategy Index	Hartford Risk-Optimized Multifactor US Equity Index
Hartford Multifactor Global Small Cap ETF	Lattice Risk-Optimized Global Small Cap Strategy Index	Hartford Risk-Optimized Multifactor Global Small Cap Index

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Hartford Multifactor REIT ETF	Lattice Risk-Optimized Real Estate Strategy Index	Hartford Risk-Optimized Multifactor REIT Index

ADDITIONAL INDEX INFORMATION

Lattice Indexes

Lattice developed, provides and services the rules-based, proprietary methodology for each of the Lattice Indexes. Each Lattice Index is calculated and distributed by Solactive AG.

Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (formerly known as Lattice Risk-Optimized Developed Markets (ex-US) Strategy Index)

The Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed international economies outside the U.S. by selecting equity securities of companies domiciled within developed international equity markets exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality.

The rules-based, proprietary methodology employs a multi-layered risk-controlled approach that seeks to address the Strategy’s active risks versus the cap-weighted universe, accounting for size, country, liquidity and volatility risks. Specifically, the Strategy seeks to de-concentrate individual country and currency risks while emphasizing companies exhibiting persistent risk premia factors. The Index’s components are risk- and factor-adjusted twice annually, with reconstitutions occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2013.

Lattice, as Index Provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. Both indices are published in USD.

Selection of Index Components:

Country Selection

The eligible universe of developed markets countries follows generally accepted institutional definitions of developed market classifications. Country inclusion and exclusion rules are determined annually based on the findings and deliberations of an index committee review.

Equity Universe

Upon selecting the countries to be included in the index, the next step is to select the stocks which meet the criteria for inclusion in the universe. Unlike the country selection process, stock selection is conducted semi-annually at each rebalance period.

Establishing the Index Constituents

Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how capital is allocated.

Adjustment of Index Components:

Ordinary adjustment

The composition of the Index is reconstituted and reweighted on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.

The Constitution Date of the Index is December 31, 2013 and latest rebalancing was completed in September 2016.

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Extraordinary adjustment

If a company included in the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index is removed from the Index between two Adjustment Days due to an Extraordinary Event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.

Hartford Risk-Optimized Multifactor Emerging Markets Index (formerly known as Lattice Risk-Optimized Advancing Markets Strategy Index)

The Hartford Risk-Optimized Multifactor Emerging Markets Index seeks to balance risks across all countries in the universe, while emphasizing constituents exhibiting a favorable combination of factor characteristics. The starting universe is comprised of companies domiciled within emerging market countries representing 70 percent of the market capitalization of each country. Overall, the strategy-driven index provides risk-balanced exposure to smaller, generally faster-growing emerging economies within a similar risk profile of a capitalization-weighted approach.

The rules-based, proprietary methodology employs a multi-layered risk allocation approach that seeks to balance risk across all countries in the universe. From the risk-balanced baseline, the methodology emphasizes companies with favorable relative value, momentum, and quality/profitability characteristics. The Index is risk- and factor-weighted twice annually, with a reconstitution occurring in March and a rebalance in September. The Index was established with a base value of 1,000 on December 31, 2013.

Lattice, as Index Provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. Both indices are published in USD.

Selection of Index Components:

Country Selection

The eligible universe of emerging markets countries follows generally accepted institutional definitions of emerging market classifications. Country inclusion and exclusion rules are determined annually based on the findings and deliberations of an index committee review.

Equity Universe

Upon selecting the countries to be included in the index, the next step is to select the stocks which will represent each country’s eligible universe. Similar to the country selection process, universe selection is conducted annually.

Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how capital is allocated.

Adjustment of Index Components:

Ordinary adjustment

The composition of the Index is reconstituted and reweighted on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.

The Constitution Date of the Index is December 31, 2013 and latest rebalancing was completed in September 2016.

Extraordinary adjustment

If a company included in the Hartford Risk-Optimized Multifactor Emerging Markets Index is removed from the Index between two Adjustment Days due to an Extraordinary Event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.

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Hartford Risk-Optimized Multifactor US Equity Index (formerly known as Lattice Risk-Optimized U.S. Equity Strategy Index)

The Hartford Risk-Optimized Multifactor US Equity Index seeks to improve returns through a market cycle relative to traditional cap-weighted U.S. equity market indices and active U.S. equity market strategies. The Index seeks to 1) lower concentration among individual stock exposures, and 2) enhance returns by improving the factor-attributes of the portfolio along the dimensions of value, quality, and momentum. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution occurring in March and a rebalance in September. The Index was established with a base value of 1,000 on December 31, 2013.

Lattice, as Index Provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. Both indices are published in USD.

Selection of Index Components:

Equity Universe

The universe includes companies that are domiciled in the United States and in the top 1,000 as ranked by total market cap, while meeting certain liquidity thresholds.

Establishing the Index Constituents

Upon determination of the stocks to be included in the universe, a multi-layer optimization process is applied to determine which stocks are held and how capital is allocated.

Adjustment of Index Components:

Ordinary adjustment

The composition of the Index is reconstituted and reweighted on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.

The Constitution Date of the Index is December 31, 2013 and latest rebalancing was completed in September 2016.

Extraordinary adjustment

If a company included in the Hartford Risk-Optimized Multifactor US Equity Index is removed from the Index between two Adjustment Days due to an Extraordinary Event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.

Hartford Risk-Optimized Multifactor Global Small Cap Index (formerly known as Lattice Risk-Optimized Global Small Cap Strategy Index)

The Hartford Risk-Optimized Multifactor Global Small Cap Index seeks to address risks and opportunities within the global small cap universe by selecting equity securities of companies exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality.

The rules-based, proprietary methodology employs a multi-layered risk-controlled approach that seeks to address the Strategy’s active risks versus the cap-weighted universe, accounting for country, liquidity and volatility risks. Specifically, the Strategy seeks to select companies exhibiting attractive risk premia profiles while managing overall volatility levels and active risks. The Index’s components are risk- and factor-adjusted twice annually, with reconstitution and rebalance occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2013.

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Lattice, as Index Provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. Both indices are published in USD.

Selection of Index Components:

Country Selection

The eligible universe of countries follows generally accepted institutional definitions of developed and emerging market classifications. Country inclusion and exclusion rules are determined annually based on the findings and deliberations of an index committee review.

Equity Universe

Upon selecting the countries to be included in the index, the next step is to select the stocks which meet the criteria for inclusion in the universe. Unlike the country selection process, stock selection is conducted semi-annually at each rebalance period.

Establishing the Index Constituents

Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how capital is allocated.

Adjustment of Index Components:

Ordinary adjustment

The composition of the Index is reconstituted and reweighted on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.

The Constitution Date of the Index is December 31, 2013 and latest rebalancing was completed in September 2016.

Extraordinary adjustment

If a company included in the Hartford Risk-Optimized Multifactor Global Small Cap Index is removed from the Index between two Adjustment Days due to an Extraordinary Event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.

Hartford Risk-Optimized Multifactor REIT Index (formerly known as Lattice Risk-Optimized Real Estate Strategy Index)

The Hartford Risk-Optimized Multifactor REIT Index seeks to address risks and opportunities within the U.S. REIT universe by selecting equity securities of REITs exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality.

The rules-based, proprietary methodology employs a multi-layered risk-controlled approach that seeks to address the Strategy’s active risks versus the cap-weighted universe. Specifically, the Strategy seeks to select companies exhibiting attractive risk premia profiles while managing overall volatility levels and active risks. The Index’s components are risk- and factor-adjusted twice annually, with reconstitution and rebalance occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2015.

Lattice, as Index Provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. Both indices are published in USD.

Selection of Index Components:

REIT Universe

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The eligible universe of companies considered for inclusion in the index follows generally accepted institutional definitions of United States-domiciled real estate investment trusts. Stock selection is conducted semi-annually at each rebalance period.

Establishing the Index Constituents

Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how capital is allocated.

Adjustment of Index Components:

Ordinary adjustment

The composition of the Index is reconstituted and reweighted on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.

The Constitution Date of the Index is December 31, 2015 and latest rebalancing was completed in September 2016.

Extraordinary adjustment

If a company included in the Hartford Risk-Optimized Multifactor REIT Index is removed from the Index between two Adjustment Days due to an Extraordinary Event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.

INVESTMENT POLICIES

PRINCIPAL INVESTMENT STRATEGIES

DIVERSIFICATION STATUS

Each of the Funds is classified as a “diversified” investment company under the 1940 Act, except for the Hartford Multifactor REIT ETF, which is classified as a “non-diversified” investment company. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. A non-diversified investment company may invest in fewer issuers than a diversified Fund, or in issuers within a single industry. The securities of a particular issuer or issuers in a single industry may constitute a greater portion of an Index of the Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies.

Although the Hartford Multifactor REIT ETF is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a ‘‘regulated investment company’’ for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives.

FOREIGN CURRENCY TRANSACTIONS

The Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Global Small Cap ETF (“Hartford International ETFs”) may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies), consistent with its respective investment strategy. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a

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specific exchange rate on a specific date or range of dates in the future although Hartford International ETFs may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, Hartford International ETFs may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of Hartford International ETFs’ foreign holdings increases because of currency fluctuations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

Each Fund may purchase publicly traded common stocks of foreign corporations.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

A Fund’s investment in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may invest up to 20 percent of its assets in derivatives, including exchange-traded futures and options contracts and swap agreements (including credit default swaps). A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the levels of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which

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are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5 percent of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by The Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Regulation under the Commodities Exchange Act. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts may not be currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Under the exemption from registration as a commodity pool operator provided under CFTC Rule 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5 percent of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100 percent of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Should a Fund not be able to rely on Rule 4.5, the Adviser will be required to register with the CFTC, with respect to the Fund, as a commodity pool operator. Registration by the Adviser as a commodity pool operator with respect to a Fund would subject the Fund to regulation by both the CFTC and SEC, which may increases the Fund’s expenses. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund’s policies. Each Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales “Against the Box.” Each Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to

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the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDSs. Such segregation will not limit the Fund’s exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness. A Fund will only enter into CDSs for purposes of better tracking the performance of its Index.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3 percent) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income. Each Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.

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With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”) has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. The fees that each Fund pays to State Street are not reflected in the Fund’s fees but instead are calculated in the NAV of each Fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

NON-PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT COMPANIES – FUND OF FUNDS

Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3 percent of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5 percent of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10 percent of the value of the total assets of the Fund. To the extent allowed by law, regulation, a Fund’s investment restrictions and the Trust’s exemptive relief, each Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

LEVERAGING

While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5 percent of the value of the Fund’s total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10 percent of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative

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technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by the Custodian until repurchased. No more than an aggregate of 15 percent of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10 percent of their respective total assets.

RESTRICTED SECURITIES

Each Fund may invest in restricted securities. Restricted Securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for

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qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser. In reaching liquidity decisions, the Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

PRINCIPAL RISKS

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in

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comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market for such financial instruments. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and

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risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Funds may and, in particular, the Hartford Multifactor REIT ETF will, invest in REITs. REITs pool funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders generally at least 90 percent of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if

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applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

NON-PRINCIPAL RISKS

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

OPERATIONAL RISK

The Advisor and the Funds’ other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact a Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Advisor, through its monitoring and oversight of other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Advisor or the Funds’ other service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

CYBER SECURITY

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds have become potentially more susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact a Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s NAV, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result.

Further, substantial costs may be incurred in order to prevent future cyber incidents. In addition, because the Funds

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work closely with third-party service providers (e.g., custodians and unaffiliated sub-advisers), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. There can be no assurances that measures taken by the Funds and their services providers to reduce risks to cyber security will be successful, particularly since the Funds do not control the cyber security systems of issuers or third-party service providers. Each Fund and its shareholders could be negatively impacted as a result.

LIQUIDATION OF A FUND

The Board may determine to close and liquidate a Fund at any time, which may have adverse consequences for shareholders of such Fund. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67 percent or more of the voting securities of the Fund present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50 percent of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index (the SEC Staff considers concentration to involve more than 25 percent of a fund’s assets to be invested in an industry or group of industries);

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude a Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund’s purchase and sale of portfolio securities; or

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15 percent of its net assets. An illiquid asset is any asset which may not be sold or

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disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances:

A.	with respect to the Funds, invest at least 80 percent of its total assets in component securities that comprise its relevant benchmark Index (or ADRs, GDRs, and EDRs based on such component securities);

B.	with respect to the Hartford Multifactor Emerging Markets ETF, invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of emerging market companies;

C.	with respect to the Hartford Multifactor REIT ETF, invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of REITs;

D.	with respect to the Hartford Multifactor Developed Markets (ex-US) ETF, invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of issuers in developed countries excluding the U.S.;

E.	with respect to the Hartford Multifactor US Equity ETF, invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of U.S. companies;

F.	with respect to the Hartford Multifactor Global Small Cap ETF, invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of small capitalization companies and, under normal conditions, at least 40 percent of the ETF’s holdings will be securities (i) issued by issuers organized or located outside the U.S., (ii) issuers which primarily trade in market located outside the U.S., (iii) issuers doing a substantial amount of business outside the U.S. or (iv) issuers that have at least 50 percent of their sales or assets outside the U.S.

Prior to any change in a Fund’s 80 percent investment policy, such Fund will provide shareholders with 60 days’ written notice. The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays). With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The 1940 Act currently permits each Fund to loan up to 33 1/3 percent of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3 percent of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5 percent of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by a Fund will not exceed 10 percent of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the

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Prospectus under “Additional Purchase and sale information.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance

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Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, Sub-Advisory Agreement with the Sub-Adviser, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are four members of the Board of Trustees, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Theodore Lucas, an Interested Trustee, serves as Chairman of the Board to act as liaison with the investment adviser, other service providers, counsel and other Trustees generally between meetings. Naozer Dadachanji, an Independent Trustee, serves as the Lead Independent Trustee to act as the liaison with the investment adviser, the Chairman of the Board, counsel and other Independent Trustees between meetings. The Board has determined its leadership structure is appropriate

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given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75 percent) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

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TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH (a)	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Robin Christine Beery (1967)	Trustee and Chairperson of the Nominating and Governance Committee	Term: Unlimited Served as Trustee: since December 2014	Consultant, Arrowpoint Partners (2015 to Present); Executive Vice President of U.S. Distribution, Janus Capital Group (1994 to 2014)	9	Director, Like-a-Pro LLC (sports marketing) (2014 to Present); Director, UMB Holding Company (banking) (2015 to Present); Trustee, Hartford Funds Exchange-Traded Trust (2016 to Present).

Naozer Dadachanji (1962)	Trustee and Lead Independent Trustee	Term: Unlimited Served as Trustee: since December 2014	Partner and Board Member, CamberView Partners (2012 to Present) (investment adviser); Managing Director, BlackRock (including Barclays Global Investors acquired by BlackRock) (2003 to 2012)	9	Board Member, Hounds Labs (technology start-up) (2015 to Present); Board Member, Bridge Athletic (information technology) (2014 to Present); Trustee, Hartford Funds Exchange-Traded Trust (2016 to Present).

David Sung (1953)	Trustee and Chairman of the Audit Committee	Term: Unlimited Served as Trustee: since December 2014	Retired (2014); Asset Management Market Leader for the West – United States, Ernst & Young LLP (2010 to 2014); Asset Management Practice Co-Leader for the Asia Pacific Region, Ernst &	9	Director of five private investment pools (January 2014 to Present); Trustee, Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-strategy Fund LLC (October 2015 to Present);

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NAME, ADDRESS AND YEAR OF BIRTH (a)	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Young LLP (2007 to 2010); Partner, Alternative Asset Management Practice, Ernst & Young LLP (1995 to 2007); Audit Partner, Coopers and Lybrand (1990 to 1995); Partner, Spice and Oppenheimer (1979 to 1990).

Advisory Board Member, ValueAct (private investment funds) (2015 to Present); Advisory Board Member Bull Capital (investment funds) (2014 to Present); and Independent Non-Executive Director, Nippon Wealth Bank (banking) (2015 to Present); Trustee, Hartford Funds Exchange-Traded Trust (2016 to Present).

INTERESTED TRUSTEE
Theodore James Lucas (1966)	Trustee and Chairman	Term: Unlimited Served as Trustee: since December 2014	Head of Systemic Strategies and Exchange-Traded Funds, Hartford Funds (2016 to Present); Managing Partner, Lattice Strategies LLC (2003 to 2016)	9	Trustee, Hartford Funds Exchange-Traded Trust (2016 to Present).

(a)            The address of each Trustee is c/o Lattice Strategies Trust, 101 Montgomery Street, 27th Floor, San Francisco, CA 94104

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OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Darek Wojnar, CFA 101 Montgomery Street, 27th Floor San Francisco, CA 94104 (1965)	President	Term: Unlimited Served: since December 2014	Head of Exchange-Traded Funds, Hartford Funds (2016 to Present); Managing Director, Lattice Strategies LLC (2014 to 2016); Managing Director, BlackRock (including Barclays Global Investors acquired by BlackRock) (2005 - 2013).

Walter F. Garger Radnor Corporate Center 100 Matsonford Road, Suite 300 Radnor, PA 19087 (1965)	Chief Legal Officer, Vice President	Term: Unlimited Served: since December 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.

Vern J. Meyer Radnor Corporate Center 100 Matsonford Road, Suite 300 Radnor, PA 19087 (1964)	Vice President	Term: Unlimited Served: since December 2016	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade Radnor Corporate Center 100 Matsonford Road, Suite 300 Radnor, PA 19087 (1969)	Vice President	Term: Unlimited Served: since December 2016	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

Cory J. Gossard ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 (1972)	Chief Compliance Officer	Term: Unlimited Served: since December 2014	Senior Vice President and Director of Compliance Services (April 2015 to Present) and Vice President and Deputy Chief Compliance Officer (February 2014 to 2015), ALPS Fund Services, Inc.; Senior Vice President, Citibank (1995 to 2014). Served in various leadership roles at Citibank, in Compliance, Relationship Management and Fund Administration.

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Albert Lee 101 Montgomery Street, 27th Floor San Francisco, CA 94104 (1979)	Treasurer	Term: Unlimited Served: since December 2014	Head of Systemic Strategies and ETF Operations (2016 to Present); Managing Director & Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer, Avicenna Capital Management (2007-2009); Chief Financial Officer, Steeple Capital LP (2005-2007).

Michael J. Flook Radnor Corporate Center 100 Matsonford Road, Suite 300 Radnor, PA 19087 (1969)	Assistant Treasurer	Term: Unlimited Served: since December 2016	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.

Denise D. Lauber Radnor Corporate Center 100 Matsonford Road, Suite 300 Radnor, PA 19087 (1966)	Assistant Treasurer	Term: Unlimited Served: since December 2016	Ms. Lauber currently serves as Assistant Treasurer for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Ms. Lauber joined Hartford Funds in May 2015. Prior to joining Hartford Funds, Ms. Lauber served as Assistant Treasurer and Senior Tax Manager for PNC Global Financial Servicing/BNY Mellon Asset Servicing from February 2003 to April 2015. Ms. Lauber currently serves as an employee of HFMC.

David James 100 Summer Street, 7th Floor Boston, MA 02111 (1970)	Secretary	Term: Unlimited Served: since December 2014

Managing Director and Managing Counsel

(2015 to Present) and Vice President and Managing Counsel (2009 to 2015), State Street Bank and Trust Company; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009).

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Ms. Robin Beery is an experienced business executive with over 20 years of experience in the financial services industry including extensive experience related to the distribution of mutual funds for a large investment adviser.

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Mr. Naozer Dadachanji is an experienced business executive with over 20 years of experience in the financial services industry, including over 11 years of mutual fund and ETF product development for a very large investment adviser.

Mr. David Sung is an experienced financial services and auditing professional with over 37 years of experience of investment vehicles.

Mr. Theodore Lucas is an experienced business executive with over 24 years of experience in the financial services industry. Mr. Lucas is the Head of Systematic Strategies and Exchange-Traded Funds for Hartford Funds and possesses significant experience regarding Lattice Strategies’ operations and history.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC and do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. As of January 1, 2017, each Independent Trustee receives for his or her services to the Lattice Strategies Trust and the Hartford Funds Exchange-Traded Trust, a $32,000 annual base retainer paid by the Adviser. Prior to January 1, 2017, the Trust paid, in the aggregate, each Independent Trustee an annual fee of $20,000. For special meetings in addition to the four regularly scheduled Board meetings, Independent Trustee will receive $1,000 for special in-person meetings and $500 for each special telephonic or video conference meeting attended. The Lead Independent Trustee of the Board receives an additional annual fee of $1,000 and the Chairmen of the Audit Committee and Nominating and Governance Committee each receive an additional annual fee of $1,000. Trustee fees are allocated between the Funds in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Trustee Compensation Table For The Fiscal Year Ended September 30, 2016
Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Interested Trustee
Theodore James Lucas	$0	N/A	$0
Independent Trustees
Robin Beery	$21,000	N/A	$21,000
Naozer Dadachanji	$21,000	N/A	$21,000
David Sung	$21,000	N/A	$21,000

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Sung serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met three times during the fiscal year ended September 30, 2016.

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Nominating and Governance Committee. The Board has established a Nominating and Governance Committee consisting of all Independent Trustees. Ms. Beery serves as Chairperson. The responsibilities of the Nominating and Governance Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Funds; (3) periodically review Trustee compensation, (4) annually review committee and committee chair assignments, (5) annually review the responsibilities and charter of each committee, (6) to plan and administer the Board’s annual self-evaluation, (7) annually consider the structure, operations and effectiveness of the Nominating and Governance Committee, and (8) at least annually evaluate the independence of counsel to the Independent Trustees. The Nominating and Governance Committee met once during the fiscal year ended September 30, 2016.

The Trustees adopted the following procedures with respect to the consideration of nominees recommended by security holders.

1.          The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.          The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

3.          The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.          The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to

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determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

OWNERSHIP OF FUND SHARES

As of December 31, 2016, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser or Principal Underwriter.

The following table shows as of December 31, 2016, the amount of equity securities beneficially owned by the Trustees in the Trust:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:

Robin Christine Beery	All Funds	None	None
Naozer Dadachanji	All Funds	None	None
David Sung	All Funds	None	None

Interested Trustee:

Theodore James Lucas			Over $100,000
	Hartford Multifactor Developed Markets (ex-US) ETF	$10,001-$50,000
	Hartford Multifactor Emerging Markets ETF	$10,001-$50,000
	Hartford Multifactor REIT ETF	None
	Hartford Multifactor US Equity ETF	$50,001-$100,000
	Hartford Multifactor Global Small Cap ETF	$1-$10,000

CODES OF ETHICS

The Trust, Adviser, Sub-Adviser and Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, Adviser and Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Sub-Adviser’s proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted

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proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-415-315-6600; (2) on the Funds’ website at www.hartfordfunds.com; and (3) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. the Trust, the Adviser, Sub-Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

INVESTMENT ADVISER

Lattice Strategies LLC (“Lattice” or “Adviser”) is a wholly-owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”), which is an indirect subsidiary of The Hartford Financial Services Group, Inc., a Connecticut-based financial services company. Lattice acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of December 31, 2016, the Adviser and HFMC managed approximately $78 billion in combined assets. The Adviser’s principal address is 101 Montgomery Street, 27th Floor, San Francisco, California 94104.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement dated July 29, 2016 (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth below.

Name of Fund	Annual Rate
Hartford Multifactor Developed Markets (ex-US) ETF	0.39%
Hartford Multifactor Emerging Markets ETF	0.59%
Hartford Multifactor Global Small Cap ETF	0.55%

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Name of Fund	Annual Rate
Hartford Multifactor US Equity ETF	0.29%
Hartford Multifactor REIT ETF	0.45%

From time to time, the Adviser may waive all or a portion of its fee. Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Adviser hereunder. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The Adviser has agreed to waive the management fee payable in respect of a Fund if such Fund invests all (or substantially all) of its assets in a single, registered open-end management investment company as part of a “master-feeder” structure in accordance with Section 12(d)(1)(E) under the 1940 Act. At this time, no Fund operates as a feeder fund in a master-feeder structure.

A discussion regarding the Board’s consideration on December 8, 2016 of the Investment Advisory Agreement and Investment Sub-Advisory Agreement will be available in the Funds’ Semi-Annual Report to Shareholders for the period year ended March 31, 2017.

The Adviser relies on an exemptive order from the SEC for each Fund under which it uses a “Manager of Managers” structure. The Adviser has responsibility, subject to oversight by the respective Board of Trustees, to oversee sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits the Adviser to appoint a sub-adviser not affiliated with the Adviser with the approval of the respective Board of Trustees and without obtaining approval from the respective Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, the Adviser anticipates applying for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Adviser, on behalf of a Fund and subject to the approval of the Board of Trustees, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser. As with the Order, the New Order would require the respective Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order.

Although no Fund currently utilizes a Manager of Managers structure, shareholders of the Funds have prospectively approved the operation of the Funds under any Manager of Managers structure, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Funds will continue to rely on the Current Relief until the SEC grants the New Order.

For the last two fiscal years ended September 30, the Adviser accrued the following management fees as set forth below.

Name of Fund	2015	2016
Hartford Multifactor Developed Markets (ex-US) ETF	$78,313	$141,838
Hartford Multifactor Emerging Markets ETF	$82,857	$127,098
Hartford Multifactor Global Small Cap ETF	$22,991	$46,457
Hartford Multifactor US Equity ETF	$51,481	$83,401

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Name of Fund	2015	2016
Hartford Multifactor REIT ETF	N/A	N/A

Pursuant to an Expense Reimbursement Agreement dated January 25, 2016 between the Adviser and the Trust, the Adviser agreed to reimburse each Fund for their allocable portion of the fees and expenses of the Independent Trustees and their independent legal counsel, if any, until March 1, 2017. At the December 8, 2016 Board meeting the Board terminated the Expense Reimbursement Agreement effective January 1, 2017. For the fiscal year ended September 30, 2016, the Adviser reimbursed $101,987.80 under the Expense Reimbursement Agreement.

A discussion regarding the Board’s consideration of the Investment Advisory Agreement can be found in the Trust’s Annual Report to Shareholders for the period ended September 30, 2016.

SUB-ADVISER

Mellon Capital Management Corporation (“Sub-Adviser” or “Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, California 94105, serves as the investment sub-adviser for the Funds pursuant to an Investment Sub-Advisory Agreement between the Adviser and Mellon Capital, dated July 29, 2016 (referred to as a “Sub-Advisory Agreement). The Sub-Adviser is responsible for placing purchase and sale orders and shall make investment decisions for each Fund, subject to the supervision by the Adviser. For its services, the Sub-Adviser is compensated by the Adviser. As of December 31, 2016, the Sub-Adviser managed approximately $341 billion in assets.

PORTFOLIO MANAGERS

The Sub-Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

Fund	Sub-Adviser Portfolio Managers
Hartford Multifactor Developed Markets (ex-US) ETF	Richard Brown Thomas Durante Karen Wong
Hartford Multifactor Emerging Markets ETF	Richard Brown Thomas Durante Karen Wong
Hartford Multifactor US Equity ETF	Richard Brown Thomas Durante Karen Wong
Hartford Multifactor Global Small Cap ETF	Richard Brown Thomas Durante Karen Wong
Hartford Multifactor REIT ETF	Richard Brown Thomas Durante Karen Wong

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts.

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Other Accounts Managed as of September 30, 2016

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed (millions)*	Pooled Investment Vehicle Accounts	Assets Managed (millions)*	Other Accounts	Assets Managed (millions)*	Total Assets Managed (millions)*
Richard Brown	18	$8,776 M	47	$13,626 M	38	$19,291 M	$41,693 M
Thomas Durante	18	$8,776 M	47	$13,626 M	38	$19,291 M	$41,693 M
Karen Wong	18	$8,776 M	47	$13,626 M	38	$19,291 M	$41,693 M

*	There are no performance fees associated with these portfolios.

The portfolio managers listed above do not beneficially own any Shares of the Funds as of December 31, 2016.

CONFLICTS OF INTEREST

Sub-Adviser. Portfolio Manager Compensation. The primary objectives of the Mellon Capital compensation plans are to:

■	Motivate and reward superior investment and business performance
■	Motivate and reward continued growth and profitability
■	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
■	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The performance period under which annual incentive opportunities are earned covers the January 1 through December 31st calendar year. The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Awards are 100 percent discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Description of Material Conflicts of Interest. Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, we or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

We have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

THE ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SECURITIES LENDING AGENT

State Street, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust and SST as follows:

For its services as Administrator, State Street is paid an annual fee based on the net assets of the Funds. This fee is paid by the Adviser out of the management fee paid by each Fund to the Adviser. For the last two fiscal years ended September 30, the fees paid to the Administrator are set for below.

Name of Fund	2015	2016
Hartford Multifactor Developed Markets (ex-US) ETF	$10,400	$15,600
Hartford Multifactor Emerging Markets ETF	$10,400	$15,600
Hartford Multifactor Global Small Cap ETF	$9,100	$15,600
Hartford Multifactor US Equity ETF	$10,400	$15,600
Hartford Multifactor REIT ETF*	N/A	N/A

* The ETF was not operational as of September 30, 2016

For its services as Custodian and fund accountant, State Street is paid an annual fee based on the net assets of the Funds. It also receives an annual fee for ETF basket creation services. These fees are paid by the Adviser out of the management fee paid by each Fund to the Adviser.

THE DISTRIBUTOR

ALPS Distributors, Inc. (“ALPS” or the “Distributor”) is the principal underwriter and Distributor of the Funds’ Creation Units. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. Investor information can be obtained by calling 1-415-315-6600. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Creation Units of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in numbers less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to Authorized Participants (as defined below) purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares and/or provide investor services with respect to the Funds. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Sub-Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks when appropriate.

The Sub-Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Sub-Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research.

The Sub-Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Funds paid during the fiscal years ended September 30:

Fund	2015	2016
Hartford Multifactor Developed Markets (ex-US) ETF	$4,601	$6,405
Hartford Multifactor Emerging Markets ETF	$12,531	$16,167
Hartford Multifactor Global Small Cap ETF	$2,420	$2,819
Hartford Multifactor US Equity ETF	$841	$1,739
Hartford Multifactor REIT ETF*	N/A	N/A

* The ETF was not operational as of September 30, 2016

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year.

During the fiscal year ended September 30, 2016, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2016 were as follows:

Name of Fund	Top 10 Brokers	Brokerage Commissions	Securities of Regular Brokers or Dealers and Value of Holdings
Hartford Multifactor Developed Markets (ex-US) ETF	CITIGROUP, INC.	$3,404
	INSTINET	$1,969
	DEUTSCHE BANK SECURITIES, INC.	$335
	CIBC WORLD MARKETS	$196
	BANK OF AMERICA	$134
	HSBC HOLDINGS PLC	$92	$97,033
	INVESTMENT TECHNOLOGY GROUP INC.	$63
	PERSHING LLC	$52
	MACQUARIE GROUP LTD.	$44	$49,976
	UBS GROUP AG	$36	$153,918
Hartford Multifactor Emerging Markets ETF	BANK OF AMERICA	$4,727
	CREDIT SUISSE	$2,636
	DEUTSCHE BANK SECURITIES, INC.	$2,239
	INSTINET	$1,556

Name of Fund	Top 10 Brokers	Brokerage Commissions	Securities of Regular Brokers or Dealers and Value of Holdings
	CITIGROUP, INC.	$1,534
	JP MORGAN CHASE & CO.	$1,249
	NOMURA SECURITIES CO. LTD	$341
	INVESTMENT TECHNOLOGY GROUP INC.	$299
	SAMSUNG SECURITIES CO LTD	$269
	YUANTA FINANCIAL HOLDING CO. LTD.	$159	$30,999
Hartford Multifactor Global Small Cap ETF	CITIGROUP, INC.	$1,040
	INSTINET	$542
	DEUTSCHE BANK SECURITIES INC.	$433
	BANK OF AMERICA	$235
	SAMSUNG SECURITIES CO LTD	$147
	JP MORGAN CHASE & CO.	$63
	NOMURA SECURITIES CO LTD	$60
	CONCORDIA SA CVMCC	$53
	CIBC WORLD MARKETS	$44
	HSBC HOLDINGS PLC	$44
Hartford Multifactor US Equity ETF	INSTINET	$759
	CITIGROUP, INC.	$606	$73,395
	JP MORGAN CHASE & CO.	$191	$281,543
	INVESTMENT TECHNOLOGY GROUP INC.	$121
	BARCLAYS CAPITAL	$24
	BROADCORT CAPITAL CORP	$11
	UBS GROUP AG	$6
	MACQUARIE GROUP LTD.	$5
	BANK OF AMERICA	$5	$71,521
	ROYAL BANK OF CANADA	$5
Hartford Multifactor REIT ETF*	N/A	N/A	N/A

* The ETF was not operational as of September 30, 2016

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services. The current portfolio turnover rate for each Fund is set forth in the current Prospectus.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 3, 2017, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25 percent) or owned of record 5 percent or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

Fund	Name & Address	Percentage

Hartford Multifactor Developed Markets (ex-US) ETF	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016	71.07%

Hartford Multifactor Developed Markets (ex-US) ETF	J.P. Morgan Clearing Corp. 14201 Dallas Parkway, 12th Floor Dallas, TX 75254	5.42%

Hartford Multifactor Developed Markets (ex-US) ETF	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	18.18%

Hartford Multifactor Emerging Markets ETF	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016	77.34%

Hartford Multifactor Emerging Markets ETF	J.P. Morgan Clearing Corp. 14201 Dallas Parkway, 12th Floor Dallas, TX 75254	6.40%

Hartford Multifactor Emerging Markets ETF	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	12.95%

Hartford Multifactor US Equity ETF	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016	80.29%

Fund	Name & Address	Percentage

Hartford Multifactor US Equity ETF	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	15.70%

Hartford Multifactor Global Small Cap ETF	Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix, AZ 85016	45.01%

Hartford Multifactor Global Small Cap ETF	J.P. Morgan Clearing Corp. 14201 Dallas Parkway, 12th Floor Dallas, TX 75254	14.41%

Hartford Multifactor Global Small Cap ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. Hopewell Bldg. 6 1600 Merrill Lynch Dr. Pennington, NJ 08534	23.56%

Hartford Multifactor Global Small Cap ETF	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	8.69%

Hartford Multifactor REIT ETF	JPMorgan Chase Bank NA 270 Park Avenue New York, NY 10017	66.67%

Hartford Multifactor REIT ETF	KCG Holdings, Inc. 300 Vesey St. New York, NY 10282	29.29%

An Authorized Participant (as defined below) may hold of record more than 25 percent of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

As of December 31, 2016, the Trustees and Officers of the Trust, as a group, own less than one percent of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The value of each Fund is determined once each business day, as described under “Determination of Net Asset Value.” Creation Unit sizes are set forth in the table below:

ETF	Creation Unit Size
Hartford Multifactor Developed Markets (ex-US) ETF	100,000
Hartford Multifactor Emerging Markets ETF	100,000
Hartford Multifactor US Equity ETF	50,000

ETF	Creation Unit Size
Hartford Multifactor Global Small Cap ETF	100,000
Hartford Multifactor REIT ETF	100,000

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE Arca is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities instruments (“Deposit Instruments”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities instruments included in the relevant Fund’s benchmark Index and a cash amount (“Cash Amount”), computed as described below or (ii) the Deposit Cash constituting the cash value of the Deposit Instruments and “Cash Amount,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Instruments that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Instruments or Deposit Cash, as applicable, and the Cash Amount constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Amount” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the aggregate market value of the Deposit Instruments or Deposit Cash, as applicable. If the Cash Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such positive amount. If the Cash Amount is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Amount. The Cash Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Instruments or Deposit Cash, as applicable. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required amount of the instruments comprising the Deposit Instruments or the required amount of Deposit Cash, as applicable, as well as the estimated amount of the Cash Amount to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Instruments or the required amount of Deposit Cash, as applicable, is made available.

The identity and required amount of each instrument comprising the Deposit Instruments or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Instrument which shall be added to the Deposit Instruments, including, without limitation, in situations where such Deposit Instrument: (i) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (ii) in the case of foreign Funds holding non-US Deposit Instruments, where such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers, or other similar circumstances; (iii) may not be available in sufficient quantity for delivery; (iv) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; or (v) a holder of

Shares of a foreign Fund holding non-US instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceed “in-kind” (collectively, “non-standard orders”). The Trust also reserves the right to include or remove Deposit Instruments from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Authorized Participant, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Deposit Instruments together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more whole Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by electronic order entry system, telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Instruments, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Instruments. Foreign Deposit Instruments must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Instruments or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Deposit Instruments must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Amount and the Deposit Instruments or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments or payment of Deposit Cash, as applicable, and the payment of the Deposit Instruments have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Instruments (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Instruments for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Deposit Instruments, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Instruments (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Instruments. The Trust may use such Additional Cash Deposit to buy the missing Deposit Instruments at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Instruments, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Instruments or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80 percent or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Principal Underwriter and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN WHOLE CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Instruments”). In certain circumstances, Redemption Instruments received on redemption may not be identical to Deposit Instruments.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Instruments have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more redemption Instruments.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Instruments and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Instruments and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the

Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Instruments and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Instruments upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Instruments will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holidays Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Instruments). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Instruments but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Redemption Instruments under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Instruments applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain Funds may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

FUND	TRANSACTION FEE*,**	MAXIMUM TRANSACTION FEE*,**
Hartford Multifactor Developed Markets (ex-US) ETF	$4,000	$16,000
Hartford Multifactor Emerging Markets ETF	$2,500	$10,000
Hartford Multifactor US Equity ETF	$1,000	$4,000
Hartford Multifactor Global Small Cap ETF	$3,000	$12,000
Hartford Multifactor REIT ETF	$500	$2,000

*	From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside the clearing process.
**	In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Pricing and Investment Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from each Fund’s Index Provider). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between the Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid periodically, as described in the Prospectus, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code, U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

Except to the extent discussed below, this summary assumes that a Fund’s shareholder holds Fund Shares as capital assets within the meaning of the Internal Revenue Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, those who hold Fund Shares through an IRA, 401(k) plan or other tax-advantage account, and, except to the extent discussed below, tax-exempt shareholders. This summary also does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. This discussion is not intended or written to be legal or tax advice to any shareholder in a Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, and local, and non-U.S., tax consequences of investing in Fund Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

TAX TREATMENT OF THE FUNDS

In General. Each Fund intends to qualify and elect to be treated as a separate regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain income, asset, and distribution requirements, described in more detail below. Specifically, each Fund must (i) derive at least 90 percent of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90 percent of their income from interest, dividends, and other qualifying RIC income described above); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50 percent of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5 percent of the Fund’s total assets and not greater than 10 percent of the outstanding voting securities of such issuer and (b) not more than 25 percent of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20 percent or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs. Furthermore, each Fund must distribute annually at least 90 percent of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Internal Revenue Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Funds will qualify for the special tax treatment accorded to RICs.

Excise Tax. A Fund will be subject to a four percent excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year, 98.2 percent of its capital gain net income for the twelve months ended October 31 of such year, plus 100 percent of any undistributed amounts from prior years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. Each Fund intends to make distributions necessary to avoid the four percent excise tax although there can be no assurance that it will be able to do so.

Phantom Income. With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, a Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

PFIC Investments. A Fund may purchase shares in a non-U.S. corporation treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on any “excess distributions” made on, or gain from a sale (or other disposition) of, the PFIC shares even if the Fund distributes such income to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on, and dispositions of, a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with certain information on an annual basis. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of the PFIC.

In the alternative, a Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as ordinary loss (up to any prior net income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, a Fund might be required to recognize in a year income in excess of the sum of the actual distributions received by it on the PFIC shares and the proceeds from its dispositions of the PFIC’s shares. Any such income generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the four percent excise tax (described above).

Section 1256 Contracts. A Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on so-called “Section 1256 contracts,” such as certain futures contracts and most non-U.S. currency forward contracts traded in the interbank market. Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60 percent of the resulting net gain or loss will be treated as long-term gain or loss, and 40 percent of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund. In addition, a Fund may be required to defer the recognition of losses on certain Section 1256 contracts to the extent of any unrecognized gains on related positions held by the Fund. Income from Section 1256 contracts generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the four percent excise tax (described above).

Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund also may make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments generally will constitute ordinary income or deductions, while termination of a swap generally will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Short Sales. In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. If, however, a Fund already owns property that is identical to the kind it borrows and sells pursuant to a short sale “against the box,” and such pre-existing ownership position has appreciated (i.e., the fair market value exceeds the Fund’s tax basis), the Fund may be required to recognize such gain at the time the borrowed stock is sold. Any gain or loss realized upon closing out a short sale generally is considered capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally would treat the gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items generally are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain foreign currency options and futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally are also treated as ordinary income or loss, unless a Fund were to elect otherwise where such an election is permitted.

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if a Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by a Fund will reduce the return from the Fund’s investments.

Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and certain other derivatives and income from foreign currency transactions is unclear for purposes of determining a Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

TAX TREATMENT OF FUND SHAREHOLDERS

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income and a Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for “qualified dividend income,” as discussed below). Corporate shareholders of a Fund may be eligible to take a dividends-received deduction with respect to such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. To the extent designated as “capital gain dividends” by a Fund, distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends-received deduction by corporate shareholders.

A Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in tax years beginning after December 22, 2010 can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Distributions of “qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long-term capital gain to the extent of the Fund’s current and accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that a Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95 percent or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consist of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified non-U.S. corporations. Income from dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets).

Each Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Fund Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain may be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a current maximum rate of 39.6 percent and long term capital gain is taxed at a current maximum rate of 20 percent. Corporate shareholders are taxed at a current maximum rate of 35 percent on their income and gain.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8 percent

Medicare tax on “net investment income” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs) or more than 50 percent of a Fund’s total assets at the end of a taxable year consist of non-U.S. stock or securities, the Fund may elect to “pass through” to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations.

Investors considering buying Fund Shares just prior to a distribution should be aware that, although the price of the Fund Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations (currently 35 percent). A Fund also is subject to information reporting with respect to any excess inclusion income.

Sales of Fund Shares. Any capital gain or loss realized upon a sale or exchange of Fund Shares generally is treated as a long-term gain or loss if the Fund Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Fund Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Fund Shares. All or a portion of any loss realized upon a sale or exchange of Fund Shares will be disallowed under the “wash sale” rules if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Fund Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

Creation Unit Issues and Redemptions. On an issue of Fund Shares as part of a Creation Unit, made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Fund Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Redemption Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Fund Shares.

Reportable Transactions. If a Fund shareholder recognizes a loss with respect to Fund Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax advisors to determine the applicability of these rules in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

Dividends. With respect to non-U.S. shareholders of a Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30 percent (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income) tax, provided that the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by a Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10 percent shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by a Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, a Fund may treat such dividends in whole or in part, as ineligible for these exemptions from withholding.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in a Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the United States, the non-U.S. shareholder generally will be exempt from withholding tax, but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal income tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by a Fund). Lastly, special rules apply with respect to dividends that are subject to the Foreign Investment in Real Property Act (“FIRPTA”), discussed below (see—“Investments in U.S. Real Property”).

Sales of Fund Shares. Under current law, gain on a sale or exchange of Shares of the Fund generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder would incur a 30 percent U.S. federal income tax on his capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see—“Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholding (as discussed below), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Investments in U.S. Real Property. Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under FIRPTA on any gain from the sale or exchange of Fund Shares if the Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those Shares. Any such gain will be taxed in the same manner as for a U.S. shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15 percent of the sales proceeds. A Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50 percent of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.

An exemption from FIRPTA applies if either (i) the class of Shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than five percent of such class of Shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically-controlled RIC” is any RIC in which at all times during the relevant testing period 50 percent or more in value of the RIC’s stock is owned by U.S. persons.

Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if a Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by such Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the United States, subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30 percent (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) five percent or less (by class) of Fund Shares if such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends subject to a 30 percent withholding tax or lower applicable treaty rate).

Non-U.S. shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

All shareholders of the Fund should consult their tax advisers regarding the application of the rules described above.

Back-Up Withholding.

A Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in a Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 28 percent rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30 percent withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

A Fund may be required to impose a 30 percent withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder, and if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. A Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. A Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (i.e., Shares of the Funds) vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o Lattice Strategies LLC, 101 Montgomery Street, 27th Floor, San Francisco, California 94104.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Arnold & Porter Kaye Scholer LLP, 250 West 55th Street, New York, NY 10019, serves as counsel to the Trust.

Ernst & Young LLP (“EY”), 5 Times Square, New York, NY 10036, serves as the independent registered public accounting firm for the Trust. EY performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of the Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

Listed below are the dates in calendar year 2017 in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change:

Argentina	Australia	Austria	Bahrain	Belgium	Brazil
February 27-28 March 24 April 13-14 May 1, 25 June 20 August 21 October 9 November 6, 27 December 8, 25	January 2, 26 April 14, 17, 25 June 12 December 25-26	January 6 April 14, 17 May 1, 25 June 5, 15 August 15 October 26 November 1 December 8, 25-26	January 1 May 1 June 25-27 September 1-3, 21, 29-30 November 30 December 17 *Market closed every Friday and open on every Sunday	April 14, 17 May 1 December 25, 26	January 25 February 27-28 March 1 April 14, 21 May 1 June 15 September 7 October 12 November 2, 15, 20 December 25, 29

Canada	Chile	China	Columbia	Czech Republic	Denmark
January 2 February 20 April 14 May 22 July 3 August 7 September 4 October 9 December 25, 26	January 2 April 14 May 1 June 26 August 15 September 18-19 October 9, 27 November 1 December 8, 25	January 2, 27, 30-31 February 1-2 April 3-4 May 1, 29-30 October 2-6	January 9 March 20 April 13-14 May 1, 29 June 19, 26 July 3, 20 August 7, 21 October 16 November 6, 13 December 8, 25	April 14, 17 May 1, 8 July 5-6 September 28 November 17 December 25-26	April 13-14, 17 May 12, 25-26 June 5 December 25-26

Egypt	Finland	France	Germany	Greece	Hong Kong
January 1, 7, 25 April 25 May 1-2 June 30 July 7-9, 23 September 13-16 October 3, 6 December 12 *Market closed every Friday and open on every Sunday	January 6 April 14, 17 May 1, 25 December 6, 25-26	April 14, 17 May 1 December 25, 26	April 14, 17 May 1 June 5 October 3, 31 December 25, 26	January 1 February 27 April 14, 17 May 1 June 5 August 15 December 25, 26	January 2, 27, 30, 31 April 4, 14, 17 May 1, 3, 30 October 2, 5 December 25, 26

Hungary	India	Indonesia	Ireland	Israel	Italy
March 15 April 14, 17 May 1 June 5 October 23 November 1 December 25, 26	January 26 February 24 March 24 April 4, 14 May 1 June 26 August 15, 25 October 2, 19, 20 December 25	January 2 March 28 April 14, 24 May 1, 11, 25 June 1, 26-30 August 17 September 1, 21 December 1, 25-26	January 2 April 14, 17 May 1 June 5 December 22, 25, 26, 29	March 12 April 10-13, 16, 17 May 1, 2, 30, 31 August September 20, 21 October 4, 5, 8-12 *Market closed every Friday and open on every Sunday	April 14, 17 May 1 August 15 December 25, 26

Japan	Jordan	Kuwait	Lebanon	Malaysia	Mauritius
January 2, 3, 9 May 1, 25 June 25-28 August 31 September 1-4, 21 November 30 December 25	January 1 March 25, 28 May 5 May 16, 20, 31 July 14-15 August 15 October 31 November 1, 11 December 26 *Market closed every Friday and open on every Sunday	January 1 February 26 April 24 June 25-27 August 31 September 1-3, 21 December 1 *Market closed every Friday and open on every Sunday	January 6 February 9 April 14, 25 May 1 August 15 November 22 December 25	January 2, 30 February 1, 9 May 1, 10 June 12, 26, 27 August 31 September 1, 21 October 18 December 1, 25	January 2 February 1, 9, 24 March 29 May 1 June 26 July 4-8 October 19 November 1, 2 December 1, 25

Mexico	Morocco	Netherlands	New Zealand	Norway	Oman
February 6 March 20 April 13, 14 May 1 November 2, 20 December 12, 25	January 11 May 1 June 26 August 14, 21 September 1, 22	April 14, 17 May 1 December 25, 26	January 2, 3 February 6 April 14, 17, 25 June 5 October 23	April 12-14, 17 May 1, 17, 25 June 5 December 25, 26	April 24 June 26 July 23 September 1, 22 November 19 *Market closed every Friday and open on every Sunday

Peru	Philippines	Poland	Portugal	Qatar	Russia
April 13-14 May 1 June 29 July 28 August 30 November 1 December 8, 25	January 2 April 13, 14 May 1 June 12 August 21, 28 October 31 November 1, 30 December 25	January 6 April 14, 17 May 1, 3 June 15 August 15 November 1 December 25, 26	April 14, 17 May 1 December 25, 26 April 13, 14 May 1 November 3, 10, 28 December 8, 25	January 1 February 14 March 5 June 25-27 September 1-3 December 18 *Market closed every Friday and open on every Sunday	January 2 February 23 March 8 May 1, 8, 9 November 6

Singapore	South Africa	South Korea	Spain	Sweden	Switzerland
January 2, 30 April 14 May 1, 10 June 26 August 9 September 1 October 18 December 25	January 2 March 21 April 14, 17, 27 May 1 June 16 August 9 September 25 December 25, 26	January 27, 30 March 1 May 1, 3, 5 June 6 August 15 October 3, 4-6, 9 December 20, 25, 29	April 14, 17 May 1 December 25, 26	January 5-6 April 13, 14, 17 May 1, 24, 25 June 6, 23 November 3 December 25, 26	January 2 April 14, 17 May 1, 25 June 5 August 1 December 25, 26

Taiwan	Thailand	Turkey	U.A.E.	United Kingdom
January 2,25-27,30,31 February 1,27,28 April 3, 4 May 1, 29, 30 October 4, 9, 10	January 2,3 February13 April 6,13,14 May 1, 5, 10 July 10 August 14 October 23 December 5, 11	May 1, 19 June 25-27 August 30, 31 September 1, 4	January 1 April 24 June 25-26 August 31 September 1-2, 21 November 30 December 1, 3 *Market closed every Friday and open on every Sunday	January 2 April 14, 17 May 1, 29 August 28 December 22, 25,26,29

FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated September 30, 2016 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ Annual Report, dated September 30, 2016. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus, dated February 1, 2017, shows each Fund’s financial performance through September 30, 2016 and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of Ernst & Young LLP, an independent registered public accounting firm, given the authority of said firm as an expert in accounting and auditing. The information for the fiscal year ended October 31, 2015 has been audited by another independent registered public accounting firm.

BNY MELLON PROXY VOTING AND GOVERNANCE COMMITTEE

PROXY VOTING POLICY

Scope

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms include the BNY Mellon businesses listed on Appendix A.

1.	Fiduciary Duty: PVGC recognizes that an investment manager is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment manager’s duty of loyalty precludes the manager from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of Member Firm clients, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.	Long-Term Perspective: PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.	Limited Role of Shareholders: PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVCG will carefully review referred proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals: PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues: On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 6.

6.	Proxy Voting Process: Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written guidelines in effect from time to time. PVGC guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised to the Committee by a Member Firm, which interests and issues may require that a vote for an account managed by that Member Firm to be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest: PVGC recognizes its duty to vote proxies in the best interests of our clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of any individual fund within The Dreyfus Family of Funds or The BNY Mellon Funds, and may engage an independent fiduciary to vote proxies of other issuers in the Committee’s discretion.

8.	Securities Lending: PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9.	Recordkeeping: PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10.	Disclosure: PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, upon request, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (“ERISA”) and certain other laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded to authorized persons for the account for which shares are voted. PVGC discloses publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee generally does not provide a rationale for its vote decisions to non-committee members.

Revised as of November 18, 2016.

Appendix A

•	Alcentra NY, LLC

•	The Bank of New York Mellon

•	The Bank of New York Mellon Trust Company N.A.

•	BNY Mellon Investment Management Singapore Pte. Limited

•	BNY Mellon, National Association

•	BNY Mellon Trust of Delaware

•	The Boston Company Asset Management, LLC

•	The Dreyfus Corporation

•	Lockwood Advisors, Inc.

•	MBSC Securities Corporation

•	Mellon Capital Management Corporation

•	Standish Mellon Asset Management Company LLC

LATTICE STRATEGIES TRUST

PART C - OTHER INFORMATION

Item 28.	Exhibits

(a)	(i)	Declaration of Lattice Strategies Trust (“Registrant”), dated September 30, 2014, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

	(ii)	Amendment No. 1 to the Declaration of the Registrant dated July 29, 2016 is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 2017.

(b)		By-Laws of the Registrant, dated September 30, 2014, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

(c)		Not applicable

(d)	(i)	Investment Advisory Agreement by and between the Registrant and Lattice Strategies LLC, dated July 29, 2016, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 2017.

	(ii)	Amendment No. 1 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies LLC, date December 14, 2016, is filed herein.

	(iii)	Investment Sub-Advisory Agreement by and between Lattice Strategies LLC and Mellon Capital Management Corporation, dated July 29, 2016, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 2017.

(e)		Distribution Agreement by and between Registrant and ALPS Distributors, Inc., dated January 6, 2015, is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 12, 2015.

(f)		Not Applicable.

(g)		Custodian Agreement by and between Registrant and State Street Bank and Trust Company, dated December 12, 2014, is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 12, 2015.

(h)	(i)	Administration Agreement by and between Registrant and State Street Bank and Trust Company, dated December 12, 2014, is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 12, 2015.

	(ii)	Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company, dated December 12, 2014, is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 12, 2015.

	(iii)	Securities Lending Authorization Agreement between the Registrant and State Street Bank and Trust Company, dated January 26, 2015, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 2016.

	(iv)	Form of Participant Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

2

	(v)	Form of Purchasing Fund Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

(i)	(i)	Opinion and consent of counsel, dated January 28, 2016, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 28, 2016.

	(ii)	Opinion and consent of counsel, is to be filed by subsequent amendment.

(j)		Consent of Independent Registered Public Accounting Firm, is filed herein.

(k)		Not Applicable.

(l)		Form of Initial Capital Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

(m)		Rule 12b-1 Plan is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

(n)		Not Applicable.

(o)		Reserved.

(p)	(i)	Code of Ethics of Registrant is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 2017.

	(ii)	Code of Ethics and Insider Trading Policy for the Hartford Entities is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 13, 2017.

	(iii)	Code of Ethics of Mellon Capital Management Corporation is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

	(iv)	Code of Ethics of ALPS Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

(q)		Powers of Attorney executed by Robin Beery, Naozer Dadachanji, Theodore Lucas and David Sung is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

Item 29.	Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.

Item 30.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the

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event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Lattice Strategies LLC (the “Adviser”), a wholly-owned subsidiary of Hartford Funds Management Company, LLC, serves as the investment adviser for the Registrant with respect to each of its series.  The principal business address of the Adviser is 101 Montgomery Street, 27th Floor, San Francisco, California 94104.  With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”) and dated October 20, 2016.

Mellon Capital Management Corporation (the “Sub-Adviser”) serves as the investment sub-adviser for the Registrant with respect to each of its series.  The principal business address of the Sub-Adviser is 50 Fremont Street, Suite 3900, San Francisco, California 94105.  With respect to the Sub-Adviser, the response to this Item is incorporated by reference to the Sub-Adviser’s Form ADV on file with the SEC and dated August 30, 2016.

The Adviser’s and Sub-Adviser’s respective Form ADVs may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Broadview Funds Trust, Brown Capital Management Mutual Funds, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Elevation ETF Trust, Elkhorn ETF Trust, ETFS Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Henssler Funds, Heartland Funds, Holland Series Fund, Inc., Index Funds, IndexIQ ETF Trust, IndexIQ Active ETF Trust, Ivy NextShares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Funds, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Northern Lights Fund Trust (on behalf of the 13D Activist Fund), Oak Associates Funds, OWLshares Trust, Pax World Funds Series Trust I, Pax World Series Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Smead Funds Trust, SPDR S&P 500 ETF Trust (formerly, SPDR Trust, Series I), SPDR Dow Jones Industrial Average ETF Trust (formerly, DIAMONDS Trust, Series I), SPDR S&P MIDCAP 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Funds, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

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Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Asst. Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not Applicable

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)	Lattice Strategies LLC, 101 Montgomery Street, 27th Floor, San Francisco, California 94104 (records as investment adviser);

(b)	Mellon Capital Management Corporation, 50 Fremont Street, Suite 3900, San Francisco, California 94105

(c)	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator, custodian and transfer agent); and

(d)	ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records as distributor).

Item 34.	Management Services

The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Lattice Strategies Trust (the “Registrant”) certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of San Francisco, and State of California, on the 30th day of January, 2017.

LATTICE STRATEGIES TRUST

By:	/s/ Darek Wojnar
Darek Wojnar
President of the Trust

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Naozer Dadachanji	Trustee	January 30, 2017
Naozer Dadachanji*

/s/ David Sung	Trustee	January 30, 2017
David Sung*

/s/ Robin Beery	Trustee	January 30, 2017
Robin Beery*

/s/ Theodore Lucas	Trustee	January 30, 2017
Theodore Lucas*

/s/ Darek Wojnar	President	January 30, 2017
Darek Wojnar

/s/ Albert Lee	Treasurer	January 30, 2017
Albert Lee

* By:

/s/ Albert Lee	Treasurer	January 30, 2017
Albert Lee **

**     Attorney-in-fact pursuant to power of attorney incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 23, 2014.

LATTICE STRATEGIES TRUST

Exhibit Index

Exhibit Number		Exhibit

(d)	(ii)	Amendment No. 1 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies LLC
(j)		Consent of Independent Registered Public Accounting Firm